QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2002

A.D.A.M., INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	000-26962 (Commission File Number)	58-1878070 (I.R.S. Employer Identification No.)
1600 RiverEdge Parkway, Suite 800, Atlanta, Georgia (Address of principal executive offices)		30328 (Zip Code)

Registrant's telephone number, including area code: (770) 980-0888

(Former name or former address, if changed since last report.)

Item 5. Other Events.

        On August 6, 2002, the Company issued a press release announcing its financial results for the three months and six months ended June 30, 2002. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(a)
Financial Statements: None

(b)
Pro Forma Financial Statements: None

(c)
Exhibits. The following exhibits are filed with this Report:

        99.1—Press Release of the Registrant (August 6, 2002)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., INC.
By:	/s/ ROBERT S. CRAMER, JR. Robert S. Cramer, Jr. Chief Executive Officer

Dated: August 6, 2002

EXHIBIT INDEX

Exhibit Number	Exhibit Name
99.1	Press Release dated August 6, 2002

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX